Exhibit 99.1

Columbus Acquisition Corp Announces

Adjournment of

Reconvened Extraordinary General Meeting of the Shareholders

New York, Sept. 28, 2026 (GLOBE NEWSWIRE) -- Columbus Acquisition Corp (the “Company”), a blank check company, today announced that it reconvened its Extraordinary General Meeting of the Shareholders (the “Meeting”) and, without conducting any business, adjourned the Meeting to 9:00 a.m. Eastern Time on September 29, 2026 at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via teleconference using the following dial-in information:

Telephone access:
Within the U.S.: and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Phone conference ID: 5870682#

The Meeting was adjourned as to all of the proposals contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on August 19, 2026, including any amendments or supplements thereto (the “Proxy Statement”), including the proposal to approve the proposed business combination with WISeSat.Space Corp. Except for the meeting date and time provided above, the Company’s previously announced information concerning the Meeting remains unchanged.

The record date for determining the Company shareholders entitled to receive notice of and to vote at the Meeting remains the close of business on August 17, 2026 (the “Record Date”). Shareholders as of the Record Date are eligible to vote, even if they have subsequently sold their shares.

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal.

If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Meeting as provided in the Proxy Statement. Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

The Company’s shareholders who have questions regarding the adjournment, or the Meeting, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at:

Advantage Proxy, Inc. P.O. Box 10904

Yakima, WA 98909

Individuals call toll-free 1-877-870-8565

Banks and brokers call 1-206-870-8565

Email: ksmith@advantageproxy.com

In addition, shareholders who have already submitted a redemption request with respect to the shares held by them may withdraw such request by contacting our transfer agent. If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Proxy Statement for additional information on how to do so.

About Columbus Acquisition Corp

Columbus Acquisition Corp is a blank check company, also commonly referred to as a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities. Columbus is led by Fen “Eric” Zhang, Chairman and Chief Executive Officer, and Jie “Janet” Hu, Chief Financial Officer, who are growth-oriented executives with a long track record of value creation across industries.

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, including but not limited to the date of the Meeting, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

On August 19, 2026, the Company filed a definitive proxy statement with the SEC in connection with its solicitation of proxies for the Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov or by contacting the Company’s proxy solicitor.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement. You may obtain free copies of these documents using the sources indicated above.

Contact

Fen Zhang

Chairman and Chief Executive Officer

Email: eric.zhang@herculescapital.group

Tel: (+1) 949 899 1827